Mobilepro Corp. and Subsidiaries
                  Introduction to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements

In July 2004, Mobilepro Corp's. ("Mobilepro") subsidiary DFW Acquisition, Inc. ("DFW") entered into a Purchase Agreement with Clover Computer Corp, Inc. ("Clover"). Under the purchase agreement, DFW, a wholly owned subsidiary of Mobilepro acquired 100% of the common stock of Clover for $1,250,000. Upon the completion of the acquisition, Clover became a wholly owned subsidiary of DFW and Mobilepro.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Clovers' operations included in Mobilepro's consolidated financial statements from the date of acquisition.

The  following  unaudited  pro  forma  condensed   consolidated   balance  sheet
represents the pro forma financial position of Mobilepro and DFW which includes Clover at June 30, 2004.

The unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2004 (six months for Clover) reflect the combined results of Mobilepro and DFW as if the proposed combination of the two companies had occurred at the beginning of 2004. Mobilepro is a fiscal year end of March 31st, and Clover is a calendar year end of December 31st, therefore for Clover the annual December 31, 2003 numbers including the other DFW subsidiaries for presentation purposes are reflected. The Mobilepro figures at March 31, 2004 and for the year ended March 31, 2004 reflect the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

                        Mobilepro Corp. and Subsidiaries
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at June 30, 2004 and the unaudited pro forma condensed consolidated statements of operations for the three months/six months ended and for the year ended March 31, 2004 / December 31, 2003, to reflect the proposed combination of Mobilepro Corp. and DFW Internet Services, Inc., which includes Clover.

      (a) To record the purchase for DFW Internet Services, which occurred July 2004.

      (b) There is no income tax provision for 2004 due to the carryover of the net operating losses.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:
                                                                       Three
                                                                   Months Ended
                                                                   June 30, 2004
                                                                   -------------

     Mobilepro's. weighted average shares outstanding............    232,277,996
          Before acquisition

      Shares issued in acquisition of DFW Internet Services, Inc.              0

        Mobilepro's weighted average shares outstanding .........
              After acquisition                                      232,277,996


                        MOBILEPRO CORP. AND SUBSIDIARIES
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2004


                                                        MOBILEPRO    DFW    NOTE  ADJUSTMENTS   PROFORMA
                                                        --------------------------------------------------
   ASSETS

CURRENT ASSETS:
    Cash                                                $1,871,839 $486,282   (1)   $ (650,000) $1,708,121
    Accounts receivable, net                               786,636   77,776                  -     864,412
    Other current assets                                   301,075   17,861                  -     318,936
                                                        --------------------     -------------------------

TOTAL CURRENT ASSETS                                     2,959,550  581,919           (650,000)  2,891,469
                                                        --------------------     -------------------------

Fixed assets, net                                          618,430  174,375                  -    792,805

Other assets                                                 2,837        -                  -       2,837
Deferred financing fees, net                             1,686,667        -                  -   1,686,667
Intangible assets, net                                   4,956,940        -   (1)      933,704   5,890,644
                                                        --------------------     -------------------------

TOTAL ASSETS                                            $10,224,424$756,294          $ 283,704 $11,264,422
                                                        ====================     =========================


    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
    Notes payable, current portion                       $ 926,772      $ -   (1)    $ 600,000  $1,526,772
    Deferred revenue                                       448,139  214,287                  -     662,426
    Equity line of credit                                3,000,000        -                  -   3,000,000
    Accounts payable and accrued expenses                  933,061  225,711                  -   1,158,772
                                                        --------------------     -------------------------

TOTAL CURRENT LIABILITIES                                5,307,972  439,998            600,000   6,347,970
                                                        --------------------     -------------------------

Note payable, net of current portion                       496,340        -                  -     496,340
                                                        --------------------     -------------------------

TOTAL LIABILITIES                                        5,804,312  439,998            600,000   6,844,310
                                                        --------------------     -------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
    Preferred stock, $.001, $0 and $.001 par value,
    5,000,000, 0, and 5,000,000 shares authorized, and
    35,425, 0, and 35,425 shares issued and outstanding         35        -                  -          35

    Common stock, $.001, $0 and $.001 par value,
     600,000,000,500, and 600,000,000 shares
     authorized, and 255,914,196, 331 and 255,914,196
     shares issued and outsanding                          255,914   84,000   (1)      (84,000)    255,914
    Treasury stock                                               -   (6,000)  (1)        6,000           -
    Additional piad in capital                           20,758,430       -                  -  20,758,430
    Accumulated earnings (deficit)                      (16,594,267)238,296   (1)     (238,296)(16,594,267)
                                                        --------------------     -------------------------

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                     4,420,112  316,296           (316,296)  4,420,112
                                                        --------------------     -------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)    $10,224,424$756,294          $ 283,704 $11,264,422
                                                        ====================     =========================




                        MOBILEPRO CORP. AND SUBSIDIARIES
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE THREE / SIX MONTHS ENDED JUNE 30, 2004


                                                       MOBILEPRO        DFW        NOTE      ADJUSTMENTS       PROFORMA
                                                      ---------------------------------------------------------------------

REVENUES                                                $1,170,164      $ 662,746                       $ -     $1,832,910

COST OF SALES                                              357,939        335,018                         -        692,957
                                                      ----------------------------        ---------------------------------

GROSS PROFIT                                               812,225        327,728                         -      1,139,953
                                                      ----------------------------        ---------------------------------

OPERATING EXPENSES:
      Professional fees and compensation                   910,051              -                         -        910,051
      Rent and property costs                               27,409              -                         -         27,409
      Advertising and marketing                             55,378              -                         -         55,378
      Research and development                                 324              -                         -            324
      Travel and meals expenses                             32,974              -                         -         32,974
      General and administrative expenses                  201,118        303,178                         -        504,296
      Depreciation and amortization                        113,277         28,320                         -        141,597
                                                      ----------------------------        ---------------------------------

TOTAL OPERATING EXPENSES                                 1,340,531        331,498                         -      1,672,029
                                                      ----------------------------        ---------------------------------

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)                  (528,306)        (3,770)                        -       (532,076)

OTHER INCOME (LOSS)                                       (229,133)         8,255                         -       (220,878)
                                                      ----------------------------        ---------------------------------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES           (757,439)         4,485                         -       (752,954)

PROVISION FOR INCOME TAXES                                       -              -      (2)                -              -
                                                      ----------------------------        ---------------------------------

NET INCOME (LOSS)                                       $ (757,439)       $ 4,485                       $ -     $ (752,954)
                                                      ============================        =================================

NET LOSS PER SHARE BASIC AND DILUTED                       $ (0.00)        N/A                                     $ (0.00)
                                                      ============================                             ============

WEIGHTED AVERAGE SHARES OUTSTANDING                    232,277,996          N/A                                 232,277,996
                                                      ============================                            =============



                        MOBILEPRO CORP. AND SUBSIDIARIES
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEAR ENDED MARCH 31, 2004 / DECEMBER 31, 2003

                                                            MOBILEPRO           DFW         NOTE      ADJUSTMENTS      PROFORMA
                                                        -------------------------------------------------------------------------

REVENUES                                                      $ 311,355      $ 1,534,049                       $ -   $ 1,845,404

COST OF SALES                                                   117,349          588,661                         -       706,010
                                                        ---------------------------------        --------------------------------

GROSS PROFIT                                                    194,006          945,388                         -     1,139,394
                                                        ---------------------------------        --------------------------------

OPERATING EXPENSES:
      Professional fees and compensation                      1,577,782                -                         -     1,577,782
      Rent and property costs                                   105,142                -                         -       105,142
      Advertising and marketing                                  36,995                -                         -        36,995
      Research and development                                    1,620                -                         -         1,620
      Travel and meals expenses                                  48,020                -                         -        48,020
      General and administrative expenses                       186,599          779,752                         -       966,351
      Depreciation and amortization                              21,000           93,684                         -       114,684
                                                        ---------------------------------        --------------------------------

TOTAL OPERATING EXPENSES                                      1,977,158          873,436                         -     2,850,594
                                                        ---------------------------------        --------------------------------

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)                     (1,783,152)          71,952                         -    (1,711,200)

OTHER INCOME (LOSS)                                            (374,692)          23,652                         -      (351,040)
                                                        ---------------------------------        --------------------------------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES              (2,157,844)          95,604                         -    (2,062,240)

PROVISION FOR INCOME TAXES                                            -                       (2)                -             -
                                                        ---------------------------------        --------------------------------

NET INCOME (LOSS)                                          $ (2,157,844)        $ 95,604                       $ -    $(2,062,240)
                                                        =================================        ================================

NET LOSS PER SHARE BASIC AND DILUTED                            $ (0.02)       N/A
                                                        =================================                          ==============

WEIGHTED AVERAGE SHARES OUTSTANDING                         111,591,658        N/A
                                                        =================================                          ==============
